                                                                    EXHIBIT 24.1

                            DIRECTORS AND OFFICERS OF
                         INTERNATIONAL STEEL GROUP INC.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

      We, the undersigned officers and directors of International Steel Group Inc., a Delaware corporation (the "COMPANY") hereby severally constitute and appoint Rodney B. Mott, Leonard M. Anthony, Lonnie A. Arnett and Brian D. Kurtz, and each of them, our true and lawful attorneys with full power to them, and each of them, with full powers of substitution and resubstitution, to sign for us in our names and in the capacities indicated below, and file with the Securities and Exchange Commission one or more registration statements on Form S-4 relating to the registration of the Company's 6.500% Senior Notes due 2014 and related guarantees in connection with the exchange offer of such debt securities, and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto.

      This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 25th day of May 2004.

/s/ Wilbur L. Ross                                        /s/ Rodney B. Mott
--------------------------------------------              -----------------------------------------------
Name:  Wilbur L. Ross                                     Name:  Rodney B. Mott
Title: Chairman of the Board of Directors                 Title: President, Chief Executive Officer
       and Director                                              and Director

/s/ Leonard M. Anthony                                    /s/ Lonnie A. Arnett
--------------------------------------------              -----------------------------------------------
Name:  Leonard M. Anthony                                 Name:  Lonnie A. Arnett
Title: Chief Financial Officer and Secretary              Title: Vice President, Controller and
                                                                 Chief Accounting Officer


--------------------------------------------              -----------------------------------------------
Name:  Rand V. Araskog                                    Name:  William C. Bartholomay
Title: Director                                          Title:  Director


/s/ James C. Boland                                       /s/ Peter J. Powers
--------------------------------------------              -----------------------------------------------
Name:  James C. Boland                                    Name:  Peter J. Powers
Title: Director                                          Title: Director

                            DIRECTORS AND OFFICERS OF
                              ISG ACQUISITION INC.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

      We, the undersigned officers and directors of ISG Acquisition Inc., a Delaware corporation (the "COMPANY") hereby severally constitute and appoint Rodney B. Mott, Leonard M. Anthony, Lonnie A. Arnett and Brian D. Kurtz, and each of them, our true and lawful attorneys with full power to them, and each of them, with full powers of substitution and resubstitution, to sign for us in our names and in the capacities indicated below, and file with the Securities and Exchange Commission one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of International Steel Group Inc. in connection with the exchange offer of such debt securities, and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto.

      This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 25th day of May 2004.

/s/ Rodney B. Mott                                           /s/ Leonard M. Anthony
------------------------------------                         ----------------------
Name:  Rodney B. Mott                                        Name:  Leonard M. Anthony
Title: President, Chief Executive Officer                    Title: Chief Financial Officer, Vice President,
       and Director (Principal Executive Officer)                   Secretary and Director (Principal Financial
                                                                    Officer)

/s/ Lonnie A. Arnett                                         /s/ V. John Goodwin
------------------------------------                         -------------------
Name:  Lonnie A. Arnett                                      Name:  V. John Goodwin
Title: Vice President and Assistant Secretary                Title: Chief Operating Officer and Director
       (Principal Accounting Officer)

                            DIRECTORS AND OFFICERS OF
                               ISG CLEVELAND INC.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

      We, the undersigned officers and directors of ISG Cleveland Inc., a Delaware corporation (the "COMPANY") hereby severally constitute and appoint Rodney B. Mott, Leonard M. Anthony, Lonnie A. Arnett and Brian D. Kurtz, and each of them, our true and lawful attorneys with full power to them, and each of them, with full powers of substitution and resubstitution, to sign for us in our names and in the capacities indicated below, and file with the Securities and Exchange Commission one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of International Steel Group Inc. in connection with the exchange offer of such debt securities, and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto.

      This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 25th day of May 2004.

/s/ Rodney B. Mott                                           /s/ Leonard M. Anthony
------------------------------------                         ----------------------
Name:    Rodney B. Mott                                      Name:    Leonard M. Anthony
Title:   President, Chief Executive Officer                  Title:   Chief Financial Officer, Vice President,
         and Director (Principal Executive Officer)                   Secretary and Director (Principal Financial
                                                                      Officer)

/s/ Lonnie A. Arnett                                         /s/ V. John Goodwin
------------------------------------                         -------------------
Name:    Lonnie A. Arnett                                    Name:    V. John Goodwin
Title:   Vice President and Assistant Secretary              Title:   Chief Operating Officer and Director
         (Principal Accounting Officer)

                            DIRECTORS AND OFFICERS OF
                             ISG CLEVELAND WEST INC.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

      We, the undersigned officers and directors of ISG Cleveland West Inc., a Delaware corporation (the "COMPANY") hereby severally constitute and appoint Rodney B. Mott, Leonard M. Anthony, Lonnie A. Arnett and Brian D. Kurtz, and each of them, our true and lawful attorneys with full power to them, and each of them, with full powers of substitution and resubstitution, to sign for us in our names and in the capacities indicated below, and file with the Securities and Exchange Commission one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of International Steel Group Inc. in connection with the exchange offer of such debt securities, and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto.

      This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 25th day of May 2004.

/s/ Rodney B. Mott                                           /s/ Leonard M. Anthony
------------------------------------                         ----------------------
Name:    Rodney B. Mott                                      Name:    Leonard M. Anthony
Title:   President, Chief Executive Officer                  Title:   Chief Financial Officer, Vice President,
         and Director (Principal Executive Officer)                   Secretary and Director (Principal Financial
                                                                      Officer)

/s/ Lonnie A. Arnett                                         /s/ V. John Goodwin
------------------------------------                         -------------------
Name:    Lonnie A. Arnett                                    Name:    V. John Goodwin
Title:   Vice President and Assistant Secretary              Title:   Chief Operating Officer and Director
         (Principal Accounting Officer)

                            DIRECTORS AND OFFICERS OF
                       ISG CLEVELAND WEST PROPERTIES INC.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

      We, the undersigned officers and directors of ISG Cleveland West Properties Inc., a Delaware corporation (the "COMPANY") hereby severally constitute and appoint Rodney B. Mott, Leonard M. Anthony, Lonnie A. Arnett and Brian D. Kurtz, and each of them, our true and lawful attorneys with full power to them, and each of them, with full powers of substitution and resubstitution, to sign for us in our names and in the capacities indicated below, and file with the Securities and Exchange Commission one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of International Steel Group Inc. in connection with the exchange offer of such debt securities, and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto.

      This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 25th day of May 2004.

/s/ Rodney B. Mott                                           /s/ Leonard M. Anthony
------------------------------------                         ----------------------
Name:    Rodney B. Mott                                      Name:    Leonard M. Anthony
Title:   President, Chief Executive Officer                  Title:   Chief Financial Officer, Vice President,
         and Director (Principal Executive Officer)                   Secretary and Director (Principal Financial
                                                                      Officer)

/s/ Lonnie A. Arnett                                         /s/ V. John Goodwin
------------------------------------                         -------------------
Name:    Lonnie A. Arnett                                    Name:    V. John Goodwin
Title:   Vice President and Assistant Secretary              Title:   Chief Operating Officer and Director
         (Principal Accounting Officer)

                            DIRECTORS AND OFFICERS OF
                       ISG CLEVELAND WORKS RAILWAY COMPANY

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

      We, the undersigned officers and directors of ISG Cleveland Works Railway Company, a Delaware corporation (the "COMPANY") hereby severally constitute and appoint Rodney B. Mott, Leonard M. Anthony, Lonnie A. Arnett and Brian D. Kurtz, and each of them, our true and lawful attorneys with full power to them, and each of them, with full powers of substitution and resubstitution, to sign for us in our names and in the capacities indicated below, and file with the Securities and Exchange Commission one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of International Steel Group Inc. in connection with the exchange offer of such debt securities, and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto.

      This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 25th day of May 2004.

/s/ Rodney B. Mott                                           /s/ Leonard M. Anthony
------------------------------------                         ----------------------
Name:    Rodney B. Mott                                      Name:    Leonard M. Anthony
Title:   President, Chief Executive Officer                  Title:   Chief Financial Officer, Vice President,
         and Director (Principal Executive Officer)                   Secretary and Director (Principal Financial
                                                                      Officer)

/s/ Lonnie A. Arnett                                         /s/ V. John Goodwin
------------------------------------                         -------------------
Name:    Lonnie A. Arnett                                    Name:    V. John Goodwin
Title:   Vice President and Assistant Secretary              Title:   Chief Operating Officer and Director
         (Principal Accounting Officer)

                            DIRECTORS AND OFFICERS OF
                                ISG HENNEPIN INC.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

      We, the undersigned officers and directors of ISG Hennepin Inc., a Delaware corporation (the "COMPANY") hereby severally constitute and appoint Rodney B. Mott, Leonard M. Anthony, Lonnie A. Arnett and Brian D. Kurtz, and each of them, our true and lawful attorneys with full power to them, and each of them, with full powers of substitution and resubstitution, to sign for us in our names and in the capacities indicated below, and file with the Securities and Exchange Commission one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of International Steel Group Inc. in connection with the exchange offer of such debt securities, and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto.

      This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 25th day of May 2004.

/s/ Rodney B. Mott                                           /s/ Leonard M. Anthony
------------------------------------                         ----------------------
Name:    Rodney B. Mott                                      Name:    Leonard M. Anthony
Title:   President, Chief Executive Officer                  Title:   Chief Financial Officer, Vice President,
         and Director (Principal Executive Officer)                   Secretary and Director (Principal Financial
                                                                      Officer)

/s/ Lonnie A. Arnett                                         /s/ V. John Goodwin
------------------------------------                         -------------------
Name:    Lonnie A. Arnett                                    Name:    V. John Goodwin
Title:   Vice President and Assistant Secretary              Title:   Chief Operating Officer and Director
         (Principal Accounting Officer)

                            DIRECTORS AND OFFICERS OF
                             ISG INDIANA HARBOR INC.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

      We, the undersigned officers and directors of ISG Indiana Harbor Inc., a Delaware corporation (the "COMPANY") hereby severally constitute and appoint Rodney B. Mott, Leonard M. Anthony, Lonnie A. Arnett and Brian D. Kurtz, and each of them, our true and lawful attorneys with full power to them, and each of them, with full powers of substitution and resubstitution, to sign for us in our names and in the capacities indicated below, and file with the Securities and Exchange Commission one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of International Steel Group Inc. in connection with the exchange offer of such debt securities, and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto.

      This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 25th day of May 2004.

/s/ Rodney B. Mott                                           /s/ Leonard M. Anthony
------------------------------------                         ----------------------
Name:    Rodney B. Mott                                      Name:    Leonard M. Anthony
Title:   President, Chief Executive Officer                  Title:   Chief Financial Officer, Vice President,
         and Director (Principal Executive Officer)                   Secretary and Director (Principal Financial
                                                                      Officer)

/s/ Lonnie A. Arnett                                         /s/ V. John Goodwin
------------------------------------                         -------------------
Name:    Lonnie A. Arnett                                    Name:    V. John Goodwin
Title:   Vice President and Assistant Secretary              Title:   Chief Operating Officer and Director
         (Principal Accounting Officer)

                            DIRECTORS AND OFFICERS OF
                               ISG RIVERDALE INC.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

      We, the undersigned officers and directors of ISG Riverdale Inc., a Delaware corporation (the "COMPANY") hereby severally constitute and appoint Rodney B. Mott, Leonard M. Anthony, Lonnie A. Arnett and Brian D. Kurtz, and each of them, our true and lawful attorneys with full power to them, and each of them, with full powers of substitution and resubstitution, to sign for us in our names and in the capacities indicated below, and file with the Securities and Exchange Commission one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of International Steel Group Inc. in connection with the exchange offer of such debt securities, and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto.

      This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 25th day of May 2004.

/s/ Rodney B. Mott                                           /s/ Leonard M. Anthony
------------------------------------                         ----------------------
Name:    Rodney B. Mott                                      Name:    Leonard M. Anthony
Title:   President, Chief Executive Officer                  Title:   Chief Financial Officer, Vice President,
         and Director (Principal Executive Officer)                   Secretary and Director (Principal Financial
                                                                      Officer)

/s/ Lonnie A. Arnett                                         /s/ V. John Goodwin
------------------------------------                         -------------------
Name:    Lonnie A. Arnett                                    Name:    V. John Goodwin
Title:   Vice President and Assistant Secretary              Title:   Chief Operating Officer and Director
         (Principal Accounting Officer)

                            DIRECTORS AND OFFICERS OF
                   ISG SOUTH CHICAGO & INDIANA RAILWAY COMPANY

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

      We, the undersigned officers and directors of ISG South Chicago & Indiana Railway Company, a Delaware corporation (the "COMPANY") hereby severally constitute and appoint Rodney B. Mott, Leonard M. Anthony, Lonnie A. Arnett and Brian D. Kurtz, and each of them, our true and lawful attorneys with full power to them, and each of them, with full powers of substitution and resubstitution, to sign for us in our names and in the capacities indicated below, and file with the Securities and Exchange Commission one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of International Steel Group Inc. in connection with the exchange offer of such debt securities, and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto.

      This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 25th day of May 2004.

/s/ Rodney B. Mott                                           /s/ Leonard M. Anthony
------------------------------------                         ----------------------
Name:    Rodney B. Mott                                      Name:    Leonard M. Anthony
Title:   President, Chief Executive Officer                  Title:   Chief Financial Officer, Vice President,
         and Director (Principal Executive Officer)                   Secretary and Director (Principal Financial
                                                                      Officer)

/s/ Lonnie A. Arnett                                         /s/ V. John Goodwin
------------------------------------                         -------------------
Name:    Lonnie A. Arnett                                    Name:    V. John Goodwin
Title:   Vice President and Assistant Secretary              Title:   Chief Operating Officer and Director
         (Principal Accounting Officer)

                            DIRECTORS AND OFFICERS OF
                                 ISG WARREN INC.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

      We, the undersigned officers and directors of ISG Warren Inc., a Delaware corporation (the "COMPANY") hereby severally constitute and appoint Rodney B. Mott, Leonard M. Anthony, Lonnie A. Arnett and Brian D. Kurtz, and each of them, our true and lawful attorneys with full power to them, and each of them, with full powers of substitution and resubstitution, to sign for us in our names and in the capacities indicated below, and file with the Securities and Exchange Commission one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of International Steel Group Inc. in connection with the exchange offer of such debt securities, and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto.

      This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 25th day of May 2004.

/s/ Rodney B. Mott                                           /s/ Leonard M. Anthony
------------------------------------                         ----------------------
Name:    Rodney B. Mott                                      Name:    Leonard M. Anthony
Title:   President, Chief Executive Officer                  Title:   Chief Financial Officer, Vice President,
         and Director (Principal Executive Officer)                   Secretary and Director (Principal Financial
                                                                      Officer)

/s/ Lonnie A. Arnett                                         /s/ V. John Goodwin
------------------------------------                         -------------------
Name:    Lonnie A. Arnett                                    Name:    V. John Goodwin
Title:   Vice President and Assistant Secretary              Title:   Chief Operating Officer and Director
         (Principal Accounting Officer)


                            DIRECTORS AND OFFICERS OF
                             ISG/EGL HOLDING COMPANY

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

      We, the undersigned officers and directors of ISG/EGL Holding Company, a Delaware corporation (the "COMPANY") hereby severally constitute and appoint Rodney B. Mott, Leonard M. Anthony, Lonnie A. Arnett and Brian D. Kurtz, and each of them, our true and lawful attorneys with full power to them, and each of them, with full powers of substitution and resubstitution, to sign for us in our names and in the capacities indicated below, and file with the Securities and Exchange Commission one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of International Steel Group Inc. in connection with the exchange offer of such debt securities, and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto.

      This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 25th day of May 2004.

/s/ Rodney B. Mott                                           /s/ Leonard M. Anthony
------------------------------------                         ----------------------
Name:    Rodney B. Mott                                      Name:    Leonard M. Anthony
Title:   President, Chief Executive Officer                  Title:   Chief Financial Officer, Vice President,
         and Director (Principal Executive Officer)                   Secretary and Director (Principal Financial
                                                                      Officer)

/s/ Lonnie A. Arnett
------------------------------------                         --------------------
Name:    Lonnie A. Arnett                                    Name:    John C. Mang III
Title:   Vice President and Assistant Secretary              Title:   Director
         (Principal Accounting Officer)

                            MANAGERS AND OFFICERS OF
                              ISG BURNS HARBOR LLC

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

      We, the undersigned officers and managers of ISG Burns Harbor LLC, a Delaware limited liability company (the "COMPANY") hereby severally constitute and appoint Rodney B. Mott, Leonard M. Anthony, Lonnie A. Arnett and Brian D. Kurtz, and each of them, our true and lawful attorneys with full power to them, and each of them, with full powers of substitution and resubstitution, to sign for us in our names and in the capacities indicated below, and file with the Securities and Exchange Commission one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of International Steel Group Inc. in connection with the exchange offer of such debt securities, and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and managers to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto.

      This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 25th day of May 2004.

/s/ Rodney B. Mott                                           /s/ Leonard M. Anthony
------------------------------------                         ----------------------
Name:    Rodney B. Mott                                      Name:    Leonard M. Anthony
Title:   President, Chief Executive Officer                  Title:   Chief Financial Officer, Vice President,
         and Manager (Principal Executive Officer)                    Secretary and Manager (Principal Financial Officer)


/s/ Lonnie A. Arnett                                         /s/ V. John Goodwin
------------------------------------                         -------------------
Name:    Lonnie A. Arnett                                    Name:    V. John Goodwin
Title:   Vice President and Assistant Secretary              Title:   Chief Operating Officer and Manager
        (Principal Accounting Officer)

                            MANAGERS AND OFFICERS OF
                               ISG LACKAWANNA LLC

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

      We, the undersigned officers and managers of ISG Lackawanna LLC, a Delaware limited liability company (the "COMPANY") hereby severally constitute and appoint Rodney B. Mott, Leonard M. Anthony, Lonnie A. Arnett and Brian D. Kurtz, and each of them, our true and lawful attorneys with full power to them, and each of them, with full powers of substitution and resubstitution, to sign for us in our names and in the capacities indicated below, and file with the Securities and Exchange Commission one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of International Steel Group Inc. in connection with the exchange offer of such debt securities, and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and managers to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto.

      This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 25th day of May 2004.

/s/ Rodney B. Mott                                           /s/ Leonard M. Anthony
------------------------------------                         ----------------------
Name:    Rodney B. Mott                                      Name:    Leonard M. Anthony
Title:   President, Chief Executive Officer                  Title:   Chief Financial Officer, Vice President,
         and Manager (Principal Executive Officer)                    Secretary and Manager (Principal Financial Officer)


/s/ Lonnie A. Arnett                                         /s/ V. John Goodwin
------------------------------------                         -------------------
Name:    Lonnie A. Arnett                                    Name:    V. John Goodwin
Title:   Vice President and Assistant Secretary              Title:   Chief Operating Officer and Manager
         (Principal Accounting Officer)

                            MANAGERS AND OFFICERS OF
                                ISG PIEDMONT LLC

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

      We, the undersigned officers and managers of ISG Piedmont LLC, a Delaware limited liability company (the "COMPANY") hereby severally constitute and appoint Rodney B. Mott, Leonard M. Anthony, Lonnie A. Arnett and Brian D. Kurtz, and each of them, our true and lawful attorneys with full power to them, and each of them, with full powers of substitution and resubstitution, to sign for us in our names and in the capacities indicated below, and file with the Securities and Exchange Commission one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of International Steel Group Inc. in connection with the exchange offer of such debt securities, and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and managers to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto.

      This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 25th day of May 2004.

/s/ Rodney B. Mott                                           /s/ Leonard M. Anthony
------------------------------------                         ----------------------
Name:    Rodney B. Mott                                      Name:    Leonard M. Anthony
Title:   President, Chief Executive Officer                  Title:   Chief Financial Officer, Vice President,
         and Manager (Principal Executive Officer)                    Secretary and Manager (Principal Financial Officer)


/s/ Lonnie A. Arnett                                         /s/ V. John Goodwin
------------------------------------                         -------------------
Name:    Lonnie A. Arnett                                    Name:    V. John Goodwin
Title:   Vice President and Assistant Secretary              Title:   Chief Operating Officer and Manager
         (Principal Accounting Officer)

                            MANAGERS AND OFFICERS OF
                                  ISG PLATE LLC

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

      We, the undersigned officers and managers of ISG Plate LLC, a Delaware limited liability company (the "COMPANY") hereby severally constitute and appoint Rodney B. Mott, Leonard M. Anthony, Lonnie A. Arnett and Brian D. Kurtz, and each of them, our true and lawful attorneys with full power to them, and each of them, with full powers of substitution and resubstitution, to sign for us in our names and in the capacities indicated below, and file with the Securities and Exchange Commission one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of International Steel Group Inc. in connection with the exchange offer of such debt securities, and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and managers to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 25th day of May 2004.

/s/ Rodney B. Mott                                           /s/ Leonard M. Anthony
------------------------------------                         ----------------------
Name:    Rodney B. Mott                                      Name:    Leonard M. Anthony
Title:   President, Chief Executive Officer                  Title:   Chief Financial Officer, Vice President,
         and Manager (Principal Executive Officer)                    Secretary and Manager (Principal Financial Officer)


/s/ Lonnie A. Arnett                                         /s/ V. John Goodwin
------------------------------------                         -------------------
Name:    Lonnie A. Arnett                                    Name:    V. John Goodwin
Title:   Vice President and Assistant Secretary              Title:   Chief Operating Officer and Manager
         (Principal Accounting Officer)

                            DIRECTORS AND OFFICERS OF
                                ISG RAILWAYS INC

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

      We, the undersigned officers and directors of ISG Railways Inc, a Delaware corporation (the "COMPANY") hereby severally constitute and appoint Rodney B. Mott, Leonard M. Anthony, Lonnie A. Arnett and Brian D. Kurtz, and each of them, our true and lawful attorneys with full power to them, and each of them, with full powers of substitution and resubstitution, to sign for us in our names and in the capacities indicated below, and file with the Securities and Exchange Commission one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of International Steel Group Inc. in connection with the exchange offer of such debt securities, and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto.

      This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 25th day of May 2004.

/s/ Rodney B. Mott                                           /s/ Leonard M. Anthony
------------------------------------                         ----------------------
Name:    Rodney B. Mott                                      Name:    Leonard M. Anthony
Title:   President, Chief Executive Officer                  Title:   Chief Financial Officer, Vice President,
         and Director (Principal Executive Officer)                   Secretary and Director (Principal Financial
                                                                      Officer)

/s/ Lonnie A. Arnett                                         /s/ V. John Goodwin
------------------------------------                         -------------------
Name:    Lonnie A. Arnett                                    Name:    V. John Goodwin
Title:   Vice President and Assistant Secretary              Title:   Chief Operating Officer and Director
         (Principal Accounting Officer)

                            DIRECTORS AND OFFICERS OF
                              ISG REAL ESTATE INC.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

      We, the undersigned officers and directors of ISG Real Estate Inc., a Delaware corporation (the "COMPANY") hereby severally constitute and appoint Rodney B. Mott, Leonard M. Anthony, Lonnie A. Arnett and Brian D. Kurtz, and each of them, our true and lawful attorneys with full power to them, and each of them, with full powers of substitution and resubstitution, to sign for us in our names and in the capacities indicated below, and file with the Securities and Exchange Commission one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of International Steel Group Inc. in connection with the exchange offer of such debt securities, and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto.

      This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 25th day of May 2004.

/s/ Rodney B. Mott                                           /s/ Leonard M. Anthony
------------------------------------                         ----------------------
Name:    Rodney B. Mott                                      Name:    Leonard M. Anthony
Title:   President, Chief Executive Officer                  Title:   Chief Financial Officer, Vice President,
         and Director (Principal Executive Officer)                   Secretary and Director (Principal Financial
                                                                      Officer)

/s/ Lonnie A. Arnett                                         /s/ V. John Goodwin
------------------------------------                         -------------------
Name:    Lonnie A. Arnett                                    Name:    V. John Goodwin
Title:   Vice President and Assistant Secretary              Title:   Chief Operating Officer and Director
         (Principal Accounting Officer)

                            DIRECTORS AND OFFICERS OF
                                 ISG SALES INC.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

      We, the undersigned officers and directors of ISG Sales Inc., a Delaware corporation (the "COMPANY") hereby severally constitute and appoint Rodney B. Mott, Leonard M. Anthony, Lonnie A. Arnett and Brian D. Kurtz, and each of them, our true and lawful attorneys with full power to them, and each of them, with full powers of substitution and resubstitution, to sign for us in our names and in the capacities indicated below, and file with the Securities and Exchange Commission one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of International Steel Group Inc. in connection with the exchange offer of such debt securities, and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto.

      This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 25th day of May 2004.

/s/ Rodney B. Mott                                           /s/ Leonard M. Anthony
------------------------------------                         ----------------------
Name:    Rodney B. Mott                                      Name:    Leonard M. Anthony
Title:   President, Chief Executive Officer                  Title:   Chief Financial Officer, Vice President,
         and Director (Principal Executive Officer)                   Secretary and Director (Principal Financial
                                                                      Officer)

/s/ Lonnie A. Arnett                                         /s/ V. John Goodwin
------------------------------------                         -------------------
Name:    Lonnie A. Arnett                                    Name:    V. John Goodwin
Title:   Vice President and Assistant Secretary              Title:   Chief Operating Officer and Director
         (Principal Accounting Officer)

                            MANAGERS AND OFFICERS OF
                             ISG SPARROWS POINT LLC

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

      We, the undersigned officers and managers of ISG Sparrows Point LLC, a Delaware limited liability company (the "COMPANY") hereby severally constitute and appoint Rodney B. Mott, Leonard M. Anthony, Lonnie A. Arnett and Brian D. Kurtz, and each of them, our true and lawful attorneys with full power to them, and each of them, with full powers of substitution and resubstitution, to sign for us in our names and in the capacities indicated below, and file with the Securities and Exchange Commission one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of International Steel Group Inc. in connection with the exchange offer of such debt securities, and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and managers to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto.

      This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 25th day of May 2004.

/s/ Rodney B. Mott                                           /s/ Leonard M. Anthony
------------------------------------                         ----------------------
Name:    Rodney B. Mott                                      Name:    Leonard M. Anthony
Title:   President, Chief Executive Officer                  Title:   Chief Financial Officer, Vice President,
         and Manager (Principal Executive Officer)                    Secretary and Manager (Principal Financial Officer)


/s/ Lonnie A. Arnett                                         /s/ V. John Goodwin
------------------------------------                         -------------------
Name:    Lonnie A. Arnett                                    Name:    V. John Goodwin
Title:   Vice President and Assistant Secretary              Title:   Chief Operating Officer and Manager
         (Principal Accounting Officer)

                            MANAGERS AND OFFICERS OF
                                ISG STEELTON LLC

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

      We, the undersigned officers and managers of ISG Steelton LLC, a Delaware limited liability company (the "COMPANY") hereby severally constitute and appoint Rodney B. Mott, Leonard M. Anthony, Lonnie A. Arnett and Brian D. Kurtz, and each of them, our true and lawful attorneys with full power to them, and each of them, with full powers of substitution and resubstitution, to sign for us in our names and in the capacities indicated below, and file with the Securities and Exchange Commission one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of International Steel Group Inc. in connection with the exchange offer of such debt securities, and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and managers to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto.

      This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 25th day of May 2004.

/s/ Rodney B. Mott                                           /s/ Leonard M. Anthony
------------------------------------                         ----------------------
Name:    Rodney B. Mott                                      Name:    Leonard M. Anthony
Title:   President, Chief Executive Officer                  Title:   Chief Financial Officer, Vice President,
         and Manager (Principal Executive Officer)                    Secretary and Manager (Principal Financial Officer)


/s/ Lonnie A. Arnett                                         /s/ V. John Goodwin
------------------------------------                         -------------------
Name:    Lonnie A. Arnett                                    Name:    V. John Goodwin
Title:   Vice President and Assistant Secretary              Title:   Chief Operating Officer and Manager
         (Principal Accounting Officer)

                            MANAGERS AND OFFICERS OF
                            ISG STEELTON SERVICES LLC

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

      We, the undersigned officers and managers of ISG Steelton Services LLC, a Delaware limited liability company (the "COMPANY") hereby severally constitute and appoint Rodney B. Mott, Leonard M. Anthony, Lonnie A. Arnett and Brian D. Kurtz, and each of them, our true and lawful attorneys with full power to them, and each of them, with full powers of substitution and resubstitution, to sign for us in our names and in the capacities indicated below, and file with the Securities and Exchange Commission one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of International Steel Group Inc. in connection with the exchange offer of such debt securities, and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and managers to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto.

      This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 25th day of May 2004.

/s/ Rodney B. Mott                                           /s/ Leonard M. Anthony
------------------------------------                         ----------------------
Name:    Rodney B. Mott                                      Name:    Leonard M. Anthony
Title:   President, Chief Executive Officer                  Title:   Chief Financial Officer, Vice President,
         and Manager (Principal Executive Officer)                    Secretary and Manager (Principal Financial Officer)


/s/ Lonnie A. Arnett                                         /s/ V. John Goodwin
------------------------------------                         -------------------
Name:    Lonnie A. Arnett                                    Name:    V. John Goodwin
Title:   Vice President and Assistant Secretary              Title:   Chief Operating Officer and Manager
         (Principal Accounting Officer)

                            DIRECTORS AND OFFICERS OF
                                ISG VENTURE INC.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

      We, the undersigned officers and directors of ISG Venture Inc., a Delaware corporation (the "COMPANY") hereby severally constitute and appoint Rodney B. Mott, Leonard M. Anthony, Lonnie A. Arnett and Brian D. Kurtz, and each of them, our true and lawful attorneys with full power to them, and each of them, with full powers of substitution and resubstitution, to sign for us in our names and in the capacities indicated below, and file with the Securities and Exchange Commission one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of International Steel Group Inc. in connection with the exchange offer of such debt securities, and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto.

      This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 25th day of May 2004.

/s/ Rodney B. Mott                                           /s/ Leonard M. Anthony
------------------------------------                         ----------------------
Name:    Rodney B. Mott                                      Name:    Leonard M. Anthony
Title:   President, Chief Executive Officer                  Title:   Chief Financial Officer, Vice President,
         and Director (Principal Executive Officer)                   Secretary and Director (Principal Financial
                                                                      Officer)

/s/ Lonnie A. Arnett                                         /s/ V. John Goodwin
------------------------------------                         -------------------
Name:    Lonnie A. Arnett                                    Name:    V. John Goodwin
Title:   Vice President and Assistant Secretary              Title:   Chief Operating Officer and Director
         (Principal Accounting Officer)

                            DIRECTORS AND OFFICERS OF
                              ISG TECHNOLOGIES INC.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

      We, the undersigned officers and directors of ISG Technologies Inc., a Delaware corporation (the "COMPANY") hereby severally constitute and appoint Rodney B. Mott, Leonard M. Anthony, Lonnie A. Arnett and Brian D. Kurtz, and each of them, our true and lawful attorneys with full power to them, and each of them, with full powers of substitution and resubstitution, to sign for us in our names and in the capacities indicated below, and file with the Securities and Exchange Commission one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of International Steel Group Inc. in connection with the exchange offer of such debt securities, and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto.

      This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 25th day of May 2004.

/s/ Rodney B. Mott                                           /s/ Leonard M. Anthony
------------------------------------                         ----------------------
Name:    Rodney B. Mott                                      Name:    Leonard M. Anthony
Title:   President, Chief Executive Officer                  Title:   Chief Financial Officer, Vice President,
         and Director (Principal Executive Officer)                   Secretary and Director (Principal Financial
                                                                      Officer)

/s/ Lonnie A. Arnett                                         /s/ V. John Goodwin
------------------------------------                         -------------------
Name:    Lonnie A. Arnett                                    Name:    V. John Goodwin
Title:   Vice President and Assistant Secretary              Title:   Chief Operating Officer and Director
         (Principal Accounting Officer)

                            DIRECTORS AND OFFICERS OF
                                ISG HIBBING INC.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

      We, the undersigned officers and directors of ISG Hibbing Inc., a Delaware corporation (the "COMPANY") hereby severally constitute and appoint Rodney B. Mott, Leonard M. Anthony, Lonnie A. Arnett and Brian D. Kurtz, and each of them, our true and lawful attorneys with full power to them, and each of them, with full powers of substitution and resubstitution, to sign for us in our names and in the capacities indicated below, and file with the Securities and Exchange Commission one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of International Steel Group Inc. in connection with the exchange offer of such debt securities, and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto.

      This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 25th day of May 2004.

/s/ Rodney B. Mott                                           /s/ Leonard M. Anthony
------------------------------------                         ----------------------
Name:    Rodney B. Mott                                      Name:    Leonard M. Anthony
Title:   President, Chief Executive Officer                  Title:   Chief Financial Officer, Vice President,
         and Director (Principal Executive Officer)                   Secretary and Director (Principal Financial
                                                                      Officer)

/s/ Lonnie A. Arnett                                         /s/ V. John Goodwin
------------------------------------                         -------------------
Name:    Lonnie A. Arnett                                    Name:    V. John Goodwin
Title:   Vice President and Assistant Secretary              Title:   Chief Operating Officer and Director
         (Principal Accounting Officer)

                            DIRECTORS AND OFFICERS OF
                          HIBBING TACONITE HOLDING INC.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

      We, the undersigned officers and directors of Hibbing Taconite Holding Inc., a Minnesota corporation (the "COMPANY") hereby severally constitute and appoint Rodney B. Mott, Leonard M. Anthony, Lonnie A. Arnett and Brian D. Kurtz, and each of them, our true and lawful attorneys with full power to them, and each of them, with full powers of substitution and resubstitution, to sign for us in our names and in the capacities indicated below, and file with the Securities and Exchange Commission one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of International Steel Group Inc. in connection with the exchange offer of such debt securities, and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto.

      This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 25th day of May 2004.

/s/ Rodney B. Mott                                           /s/ Leonard M. Anthony
------------------------------------                         ----------------------
Name:    Rodney B. Mott                                      Name:    Leonard M. Anthony
Title:   President, Chief Executive Officer                  Title:   Chief Financial Officer, Vice President,
         and Director (Principal Executive Officer)                   Secretary and Director (Principal Financial
                                                                      Officer)

/s/ Lonnie A. Arnett                                         /s/ V. John Goodwin
------------------------------------                         -------------------
Name:    Lonnie A. Arnett                                    Name:    V. John Goodwin
Title:   Vice President and Assistant Secretary              Title:   Chief Operating Officer and Director
         (Principal Accounting Officer)

                            MANAGERS AND OFFICERS OF
                           ISG LACKAWANNA SERVICES LLC

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

      We, the undersigned officers and managers of ISG Lackawanna Services LLC, a Delaware limited liability company (the "COMPANY") hereby severally constitute and appoint Rodney B. Mott, Leonard M. Anthony, Lonnie A. Arnett and Brian D. Kurtz, and each of them, our true and lawful attorneys with full power to them, and each of them, with full powers of substitution and resubstitution, to sign for us in our names and in the capacities indicated below, and file with the Securities and Exchange Commission one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of International Steel Group Inc. in connection with the exchange offer of such debt securities, and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and managers to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto.

      This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 25th day of May 2004.

/s/ Rodney B. Mott                                           /s/ Leonard M. Anthony
------------------------------------                         ----------------------
Name:    Rodney B. Mott                                      Name:    Leonard M. Anthony
Title:   President, Chief Executive Officer                  Title:   Chief Financial Officer, Vice President,
         and Manager (Principal Executive Officer)                    Secretary and Manager (Principal Financial Officer)


/s/ Lonnie A. Arnett                                         /s/ V. John Goodwin
------------------------------------                         -------------------
Name:    Lonnie A. Arnett                                    Name:    V. John Goodwin
Title:   Vice President and Assistant Secretary              Title:   Chief Operating Officer and Manager
         (Principal Accounting Officer)

                            MANAGERS AND OFFICERS OF
                         ISG SPARROWS POINT SERVICES LLC

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

      We, the undersigned officers and managers of ISG Sparrows Point Services LLC, a Delaware limited liability company (the "COMPANY") hereby severally constitute and appoint Rodney B. Mott, Leonard M. Anthony, Lonnie A. Arnett and Brian D. Kurtz, and each of them, our true and lawful attorneys with full power to them, and each of them, with full powers of substitution and resubstitution, to sign for us in our names and in the capacities indicated below, and file with the Securities and Exchange Commission one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of International Steel Group Inc. in connection with the exchange offer of such debt securities, and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and managers to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto.

      This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 25th day of May 2004.

/s/ Rodney B. Mott                                           /s/ Leonard M. Anthony
------------------------------------                         ----------------------
Name:    Rodney B. Mott                                      Name:    Leonard M. Anthony
Title:   President, Chief Executive Officer                  Title:   Chief Financial Officer, Vice President,
         and Manager (Principal Executive Officer)                    Secretary and Manager (Principal Financial Officer)


/s/ Lonnie A. Arnett                                         /s/ V. John Goodwin
------------------------------------                         -------------------
Name:    Lonnie A. Arnett                                    Name:    V. John Goodwin
Title:   Vice President and Assistant Secretary              Title:   Chief Operating Officer and Manager
         (Principal Accounting Officer)


                            MANAGERS AND OFFICERS OF
                             ISG PLATE SERVICES LLC

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

      We, the undersigned officers and managers of ISG Plate Services LLC, a Delaware limited liability company (the "COMPANY") hereby severally constitute and appoint Rodney B. Mott, Leonard M. Anthony, Lonnie A. Arnett and Brian D. Kurtz, and each of them, our true and lawful attorneys with full power to them, and each of them, with full powers of substitution and resubstitution, to sign for us in our names and in the capacities indicated below, and file with the Securities and Exchange Commission one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of International Steel Group Inc. in connection with the exchange offer of such debt securities, and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and managers to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto.

      This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 25th day of May 2004.

/s/ Rodney B. Mott                                           /s/ Leonard M. Anthony
------------------------------------                         ----------------------
Name:    Rodney B. Mott                                      Name:    Leonard M. Anthony
Title:   President, Chief Executive Officer                  Title:   Chief Financial Officer, Vice President,
         and Manager (Principal Executive Officer)                    Secretary and Manager (Principal Financial Officer)


/s/ Lonnie A. Arnett                                         /s/ V. John Goodwin
------------------------------------                         -------------------
Name:    Lonnie A. Arnett                                    Name:    V. John Goodwin
Title:   Vice President and Assistant Secretary              Title:   Chief Operating Officer and Manager
         (Principal Accounting Officer)

                            MANAGERS AND OFFICERS OF
                          ISG BURNS HARBOR SERVICES LLC

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

      We, the undersigned officers and managers of ISG Burns Harbor Services LLC, a Delaware limited liability company (the "COMPANY") hereby severally constitute and appoint Rodney B. Mott, Leonard M. Anthony, Lonnie A. Arnett and Brian D. Kurtz, and each of them, our true and lawful attorneys with full power to them, and each of them, with full powers of substitution and resubstitution, to sign for us in our names and in the capacities indicated below, and file with the Securities and Exchange Commission one or more registration statements on Form S-4 relating to the registration of the Company's guarantee of the debt securities of International Steel Group Inc. in connection with the exchange offer of such debt securities, and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and managers to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto.

      This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 25th day of May 2004.

/s/ Rodney B. Mott                                           /s/ Leonard M. Anthony
------------------------------------                         ----------------------
Name:    Rodney B. Mott                                      Name:    Leonard M. Anthony
Title:   President, Chief Executive Officer                  Title:   Chief Financial Officer, Vice President,
         and Manager (Principal Executive Officer)                    Secretary and Manager (Principal Financial Officer)


/s/ Lonnie A. Arnett                                         /s/ V. John Goodwin
------------------------------------                         -------------------
Name:    Lonnie A. Arnett                                    Name:    V. John Goodwin
Title:   Vice President and Assistant Secretary              Title:   Chief Operating Officer and Manager
         (Principal Accounting Officer)
